UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020

SOUTHWEST AIRLINES CO.

(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	P.O. Box 36611, Dallas, Texas	75235-1611
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 792-4000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On May 4, 2020, Southwest Airlines Co. (the “Company”) completed the public offering of $2,000,000,000 aggregate principal amount of debt securities, consisting of $750,000,000 aggregate principal amount of the Company’s 4.750% Notes due 2023 (the “2023 Notes”) and $1,250,000,000 aggregate principal amount of the Company’s 5.250% Notes due 2025 (the “2025 Notes” and together with the 2023 Notes, the “Notes”). The Notes were issued under an indenture, dated as of September 17, 2004 (the “Base Indenture”), between the Company and Wells Fargo Bank, N.A., as trustee, as supplemented by that certain officers’ certificate of the Company, dated May 4, 2020 (the “Officers’ Certificate” and, together with the Base Indenture, the “Indenture”). A form of the Base Indenture was filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 4.1 to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-222963) (the “Registration Statement”), filed with the Commission on February 9, 2018.

The forms of the 2023 Notes and the 2025 Notes (together, the “Global Notes”) issued pursuant to the Indenture are filed herewith as Exhibits 4.1 and 4.2, respectively, and the terms and conditions thereof are incorporated by reference herein. The Global Notes are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

The material terms of the Notes are described in the prospectus supplement, dated April 29, 2020, filed by the Company with the Commission on May 1, 2020, pursuant to Rule 424(b)(5) of the Securities Act of 1933, which relates to the offer and sale of the Notes and supplements the prospectus, dated February 9, 2018, that constitutes a part of the Registration Statement. The Notes have been issued pursuant to the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events

The Company completed its public offering of the Notes pursuant to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of April 29, 2020, by and among the Company, BofA Securities, Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC.

4.1	Form of Global Note representing all 4.750% Notes due 2023.

4.2	Form of Global Note representing all 5.250% Notes due 2025.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: May 4, 2020	By:	/s/ Mark R. Shaw
	Name:	Mark R. Shaw
	Title:	Executive Vice President, Chief Legal and Regulatory Officer